HIGHLAND FUNDS I

(formerly Pyxis Funds I)

Highland Long/Short Equity Fund

(formerly Pyxis Long/Short Equity Fund)

Supplement dated March 5, 2013 to the Class A, Class C and Class Z Shares Summary Prospectus, Prospectus and Statement of Additional Information for Highland Long/Short Equity Fund, each dated November 1, 2012, as supplemented from time to time.

This Supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and Statement of Additional Information and should be read in conjunction with the Summary Prospectus, Prospectus and Statement of Additional Information.

CONTRACTUAL FEE WAIVER – HIGHLAND LONG/SHORT EQUITY FUND

Effective immediately, the fee table and expense example for the Highland Long/Short Equity Fund under the heading “Annual Fund Operating Expenses” and “Expense Example” on page 10 of the Prospectus are hereby deleted in their entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Z
Management Fees(2)	2.45%	2.45%	2.45%
Distribution and Service (12b-1) Fees	0.35%	1.00%	None
Other Expenses	0.86%	0.86%	0.86%
Dividend Expense on Short Sales	0.53%	0.53%	0.53%
Remainder of Other Expenses	0.33%	0.33%	0.33%
Acquired Fund Fees and Expenses	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses(1)	3.71%	4.36%	3.36%
Management Fee Waiver (2)	1.25%	1.25%	1.25%
Total Annual Fund Operating Expenses After Management Fee Waiver	2.46%	3.11%	2.11%

(1)	Total Annual Fund Operating Expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.
(2)	Highland Capital Management Fund Advisors, L.P. (the “Adviser”) has contractually agreed to waive 1.25% of the Fund’s management fee. This fee waiver will continue through at least October 31, 2013, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

Expense Example

This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same, except that the example is based on the Total Annual Fund Operating Expenses After Management Fee Waiver for the first year and on the Total Annual Fund Operating Expenses for the remaining years. Your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$785	$1,514	$2,261	$4,216
Class C: if you did not sell your shares if you did not sell your shares	$314	$1,209	$2,114	$4,429
if you sold all your shares at the end of the period	$414	$1,209	$2,114	$4,429
Class Z	$214	$917	$1,643	$3,789

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

HFI-SUP-3/5/13